SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) August 18, 2004
                                                       -------------------------



       Securitisation Advisory Services Pty. Limited (ABN 88 064 133 946)
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             (Exact Name of Registrant as Specified in its Charter)


             Australian Capital Territory, Commonwealth of Australia
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                 (State or Other Jurisdiction of Incorporation)


           333-58094                                  Not Applicable
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    (Commission File Number)                (I.R.S. Employer Identification No.)


   Level 6, 48 Martin Place, Sydney, 2000 Australia              Not Applicable
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      (Address of Principal Executive Offices)                      (Zip Code)


                               (011) 612-9378-5293
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[x] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.

         On 20 April, 2001 (the "Closing Date"), Perpetual Trustee Company Limited, in its capacity as issuer trustee (the "Issuer Trustee") of the Series 2001-1G Medallion Trust (the "Trust"), publicly issued initial principal amount U.S. $1,100,000,000 of Class A-1 Mortgage Backed Floating Rate Notes due on the distribution date falling in August, 2032 (the "Notes") pursuant to a registration statement (No. 333-58094) declared effective on April 3, 2001.

         A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on August 18, 2001. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

         A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on November 19, 2001. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

         A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on February 19, 2002. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

         A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on May 20, 2002. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

         A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on August 19, 2002. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

         A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on November 18, 2002. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

         A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on February 18, 2003. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

         A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on May 19, 2003. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

         A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on August 18, 2003. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

         A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on November 18, 2003. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

         A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on February 18, 2004. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

         A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on May 18, 2004. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

         A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on August 18, 2004. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

           (a) Financial Statements of Business Acquired.

                    Not applicable

           (b) Pro Forma Financial Information.

                    Not applicable

           (c)      Exhibits.


           Exhibit
              No.            Document Description
           -------           --------------------

           99.4 Quarterly Servicing Report related to August 18, 2004 Distribution Date

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SECURITISATION ADVISORY
                                                 SERVICES PTY. LIMITED
                                                      (Registrant)


Dated: August 23, 2004                           By:  /s/   David Spiritosanto
                                                      --------------------------
                                                     Name:  David Spiritosanto
                                                     Title: Authorised Officer

INDEX TO EXHIBITS

                  Exhibit
                    No.    Document Description
                  -------  --------------------

                  99.4 Quarterly Servicing Report related to August 18, 2004 Distribution Date